UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2014

Sagent Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-35144

Delaware	98-0536317
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1901 N. Roselle Road, Suite 700, Schaumburg, Illinois 60195

(Address of principal executive offices, including zip code)

(847) 908-1600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 1, 2014, Sagent Pharmaceuticals Inc. (the “Company”) through its wholly-owned subsidiary, Sagent Acquisition Corp., a Canadian company, acquired all of the issued and outstanding shares of the capital stock of 7685947 Canada Inc., and its subsidiary, Omega Laboratories Limited (collectively, “Omega”), a privately held Canadian pharmaceutical and specialty healthcare products company for C$93.0 million ($82.9 million) subject to post-closing adjustments. As a result of the completion of the transaction, Omega became a wholly-owned subsidiary of the Company.

On October 2, 2014 the Company filed a Current Report on Form 8-K (the “Current Report”) to report the completion of the acquisition of Omega. This Form 8-K/A amends Item 9.01 of the Form 8-K we filed on October 2, 2014 to include Omega’s audited financial statements for the year ended December 31, 2013, Omega’s unaudited financial statements as of and for the nine months ended September 30, 2014, and the unaudited pro forma condensed combined financial information related to our acquisition of Omega as required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The financial statements of Omega as of and for the year ended December 31, 2013 are attached as Exhibit 99.2 to this Form 8-K/A, and are incorporated by reference into this Form 8-K/A.

The financial statements of Omega as of and for the nine months ended September 30, 2014 are attached as Exhibit 99.3 to this Form 8-K/A, and are incorporated by reference into this Form 8-K/A.

The financial statements of Kanghong Sagent (Chengdu) Pharmaceutical Co., Ltd. (“KSCP”) as of June 4, 2013 and for the period from January 1, 2013 to June 4, 2013 are attached as Exhibit 99.4 to this Form 8-K/A, and are incorporated by reference into this Form 8-K/A.

(b) Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information related to the acquisitions is attached as Exhibit 99.1 to this Form 8-K/A and incorporated by reference into this Form 8-K/A:

(1)	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2013;

(2)	Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2014; and

(3)	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2014.

(d) The following exhibits are being filed as part of this Current Report on Form 8-K/A

Exhibit Number	Description

23.1	Consent of KPMG LLP, independent auditors

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information

99.2	7685947 Canada Inc. Consolidated Financial Statements as of and for the year ended December 31, 2013

99.3	7685947 Canada Inc. Consolidated Financial Statements as of and for the nine months ended September 30, 2014

99.4	Kanghong Sagent (Chengdu) Pharmaceutical Co. Ltd. Financial Statements as of June 4, 2013 and for the period from January 1, 2013 to June 4, 2013 (Incorporated by reference to Item 15(a) in the Company’s Annual Report on Form 10-K filed March 7, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAGENT PHARMACEUTICALS, INC.

Date: December 12, 2014		/S/ MICHAEL LOGERFO
	Name:	Michael Logerfo
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary